Filed Pursuant to Rule 497(e)
File Nos. 333-197427 & 811-22980
Angel Oak UltraShort Income Fund
Class A | Class A1 | Institutional Class
a series of Angel Oak Funds Trust
July 5, 2022
Supplement to the Summary Prospectus and Prospectus,
dated May 31, 2022

Effective June 30, 2022, the Angel Oak UltraShort Income Fund (the “Fund”) has added the Bloomberg Short-Term Government/Corporate Total Return Index as a secondary comparison benchmark index. The Average Annual Total Returns table found on page 9 of the Fund’s Summary Prospectus and page 48 of the Prospectus is replaced with the following:
Angel Oak UltraShort Income Fund
Average Annual Total Returns

For the period ended December 31, 2021	1 Year	Since Inception (4/30/18)	Since Inception (4/02/18)
Institutional Class
– Return Before Taxes	0.93%	N/A	2.46%
– Return After Taxes on Distributions[1]	0.39%	N/A	1.48%
– Return After Taxes on Distributions and Sale of Fund Shares[1]	0.55%	N/A	1.46%
Class A
– Return Before Taxes	0.68%	2.16%	N/A
Bloomberg Short Treasury: 9-12 Months Index[2] (reflects no deduction for fees, expenses, and taxes)	0.00%	1.65%	1.64%
Bloomberg Short-Term Government/Corporate Total Return Index[2] (reflects no deduction for fees, expenses, and taxes)	0.10%	1.53%	1.53%
1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class only, and after-tax returns for other classes will vary.
2    The table shows how the Fund’s Class A and Institutional Class average annual total returns compare over time to those of a broad-based securities market index and a secondary index that shows how the Fund’s performance compares with returns of an index of companies that more narrowly reflect the Fund’s investments.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.